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                                  EXHIBIT 23.1




                         Consent of Independent Auditors


We hereby consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-79021) pertaining to the ResortQuest Savings and Retirement Plan (the "Plan") of our report dated June 9, 2000 with respect to the Plan's financial statements, notes and schedule included in this Annual Report (Form 11-K) for the year ended December 31, 1999.


                                                     /s/ THOMPSON DUNAVANT PLC
                                                  ------------------------------
                                                     Thompson Dunavant PLC